UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

December 10, 2009
Date of Report (Date of earliest event reported)

ACURA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

State of New York	1-10113	11-0853640
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

616 N. North Court, Suite 120
 Palatine, Illinois 60067
(Address of principal executive offices) (Zip Code)

(847) 705-7709
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On December 10, 2009 we awarded cash bonuses to, and effective January 1, 2010, increased the annual salaries of, the executive officers listed below, in the amounts provided:

Name	Title	Annual Salary	Bonus Award
Andrew D. Reddick	President and Chief Executive Officer	$377,000 (increased from $365,000)	$140,000
Robert B. Jones	Senior Vice President and Chief Operating Officer	$300,000 (increased from $290,000)	$112,000
Peter A. Clemens	Senior Vice President and Chief Financial Officer	$211,500 (increased from $205,000)	$74,000
Albert W. Brzeczko	Vice President, Technical Affairs	$273,000 (increased from $265,000)	$33,000
Robert A. Seiser	Vice President, Controller and Treasurer	$165,000 (increased from $160,000)	$21,500
James F. Emigh	Vice President, Marketing and Administration	$165,000 (increased from $160,000)	$20,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:	/s/ Peter A. Clemens
Peter A. Clemens
Senior Vice President & Chief Financial Officer

Date:       December 10, 2009